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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-4221 (Commission File Number)	73-0679879 (I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, Oklahoma 74119
(Address of principal executive offices)

(918) 742-5531
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01    OTHER EVENTS

        As previously announced, on March 19, 2015, Helmerich & Payne International Drilling Co., a wholly owned subsidiary of Helmerich & Payne, Inc. (the "Company"), issued $500,000,000 aggregate principal amount of 4.65% Senior Notes due 2025 (the "Notes") pursuant to a base indenture and a supplemental indenture, each dated as of March 19, 2015 (the "Indenture") by and among Helmerich & Payne International Drilling Co., the Company and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The Notes are fully and unconditionally guaranteed by the Company.

        Helmerich & Payne International Drilling Co. and the Company are also party to a registration rights agreement (the "Registration Rights Agreement"), pursuant to which they agreed to register with the U.S. Securities and Exchange Commission (the "SEC") a new series of notes (the "Exchange Notes") having substantially identical terms as the applicable series of the Notes (other than liquidated damages provisions and transfer restrictions), as part of an offer to exchange the Exchange Notes for the Notes.

        In connection with its obligations under the Registration Rights Agreement, the Company is filing this Current Report on Form 8-K to retrospectively adjust the following financial statements to include, in a footnote, the condensed consolidating financial information for Helmerich & Payne International Drilling Co. as issuer of the Notes and the Company as the parent guarantor of the Notes as required under Rule 3-10 of Regulation S-X:

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  Note 16, Supplementary Condensed Consolidating Financial Information of Parent Guarantor and Subsidiary Issuer, to Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014; and

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  Note 17, Supplementary Condensed Consolidating Financial Information of Parent Guarantor and Subsidiary Issuer, to Condensed Consolidated Financial Statements in Item 1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

        In addition, the Company is filing this Current Report on Form 8-K to present (i) selected financial data for the fiscal years ended September 30, 2014, 2013, 2012, 2011, and 2010 and (ii) the Company's Consolidated Condensed Balance Sheets for the fiscal years ended September 30, 2013 and 2014, and updates to any applicable Notes to Consolidated Financial Statements with respect to the foregoing, in each case in order to reflect the retrospective adoption of a new accounting pronouncement. As previously disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, in April 2015 the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-03 "Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs." ASU No. 2015-03 amends the FASB Accounting Standards Codification ("ASC") to require that debt issuance cost be presented in the balance sheet as a direct deduction from the carrying amount of the related liability. Prior to the amendment, debt issuance costs were reported in the balance sheet as an asset. The amended guidance is effective for financial statements issued for fiscal years beginning after December 15, 2015; however, the Company elected to early adopt effective January 1, 2015. The election requires retrospective application and represents a change in accounting principle. The ASU provides that debt issuance costs are similar to debt discounts and in effect reduce the proceeds of borrowing, thereby increasing the effective interest rate.

        As a result of the adoption, the September 30, 2014 Consolidated Balance Sheet is restated as follows:

	September 30, 2014
	Previously Reported	Effect of Accounting Principle Adoption	Adjusted
	(in thousands)
Consolidated Balance Sheet
Prepaid expenses and other	$81,277	$(365)	$80,912
Total current assets	1,277,366	(365)	1,277,001
Other assets	19,307	(498)	18,809
Total assets	6,721,861	(863)	6,720,998
Long-term debt due within one year less unamortized discount and debt issuance costs	40,000	(365)	39,635
Total current liabilities	507,526	(365)	507,161
Long-term debt less unamortized discount and debt issuance costs	40,000	(498)	39,502
Total noncurrent liabilities	1,323,358	(498)	1,322,860
Total liabilities and shareholders' equity	6,721,861	(863)	6,720,998

        Item 6 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014 is being restated in its entirety to reflect the adjustment to selected financial data described above and is included in Exhibit 99.1 to this Report and incorporated by reference herein. Item 8 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014 and Item 1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 are being restated in their entirety to reflect both of the adjustments described above and are attached as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

        Other than as described above, this Form 8-K does not modify or update the disclosures contained in such Annual Report on Form 10-K or Quarterly Report on Form 10-Q in any way, nor does it reflect any subsequent information or events.

        This Current Report on Form 8-K should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended September 30, 2014 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, as well as the Company's other filings with the SEC.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Item 6 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014—Selected Financial Data
99.2	Item 8 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014—Financial Statements and Supplementary Data
99.3	Item 1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015—Financial Statements (unaudited)

Exhibit No.	Description
101	Financial statements from the Company's Annual Report on Form 10-K for the year ended September 30, 2014, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, formatted in Extensive Business Reporting Language (XBRL): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Shareholders' Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to Consolidated Financial Statements.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC. (Registrant)
/s/ JONATHAN M. CINOCCA Jonathan M. Cinocca Corporate Secretary
DATE: June 25, 2015

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Item 6 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014—Selected Financial Data
99.2	Item 8 of the Company's Annual Report on Form 10-K for the year ended September 30, 2014—Financial Statements and Supplementary Data
99.3	Item 1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015—Financial Statements (unaudited)
101
Financial statements from the Company's Annual Report on Form 10-K for the year ended September 30, 2014, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, formatted in Extensive Business Reporting Language (XBRL): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Shareholders' Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to Consolidated Financial Statements.

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  Item 8.01 OTHER EVENTS
  Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX